UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 30, 2026

Date of Report (date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2026, Lulu’s Fashion Lounge Holdings, Inc. (“Lulus”) issued a press release containing Lulus’ financial results for its fourth quarter and fiscal year ended December 28, 2025 and issued its financial outlook for the fiscal year ending January 3, 2027. A copy of Lulus’ press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01  Regulation FD Disclosure.

As will be discussed in today’s conference call relating to Lulus’ fourth quarter and full year 2025 financial results, the Board of Directors has approved an amendment to Lulus’ Fourth Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 250 million to 15 million and the number of authorized shares of preferred stock from 10 million to 500 thousand (the “Charter Amendment Proposal”), contingent on stockholder approval at Lulus’ 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the Charter Amendment Proposal to be submitted to Lulus’ stockholders at the Annual Meeting. This Current Report does not contain all the information that should be considered by stockholders concerning the Charter Amendment Proposal and is not intended to form the basis of any voting decision in respect of the Charter Amendment Proposal. In connection with the Charter Amendment Proposal and the other matters to be considered at the Annual Meeting, Lulus plans to file a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Once available, stockholders and other interested persons are encouraged to read the definitive proxy statement and other relevant documents filed with the SEC. Investors and other interested parties will be able to obtain the proxy materials free of charge on Lulus’ investor relations website, investors.lulus.com, or on the SEC’s website, www.sec.gov.

Participants in the Solicitation

Lulus and its directors and executive officers may be deemed participants in the solicitation of proxies from Lulus’ stockholders with respect to the Charter Amendment Proposal. Information regarding the directors and executive officers, including a description of their interests in Lulus, can be found in Lulus’ proxy materials to be filed in connection with the Annual Meeting, which will be available free of charge on the websites indicated above.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this Current Report are forward-looking statements, including but not limited to statements regarding our Annual Meeting. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause  actual results to be materially different from those expressed or implied by the forward-looking statements, including, but not limited to, the risk factors discussed in Part I, Item 1A, “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended December 29, 2024, Part II, Item IA, “Risk Factors” in Lulus’ Quarterly Reports on Form 10-Q for the fiscal quarters ended March 30, 2025 and June 29, 2025, and Lulus’ other filings with the SEC which could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, except as required by law, even if subsequent events cause its views to change.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on March 30, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lulu’s Fashion Lounge Holdings, Inc.

Date:	March 30, 2026	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer